UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2005

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 30, 2005, Connetics Corporation and Ventiv Commercial Services, LLC, formerly known as Ventiv Pharma Services, LLC (collectively, “Ventiv”), entered into an Amendment to the Service Agreement dated March 1, 2005 between Connetics and Ventiv (the “Service Agreement”). Under the terms of the Service Agreement, Connetics agreed to pay Ventiv a fee in exchange for sales support provided in connection with certain Connetics products.
     The Service Agreement is attached as Exhibit 10.1 to Connetics’ Quarterly Report on Form 10-Q for the period ended March 31, 2005, filed with the Securities and Exchange Commission on May 10, 2005, and is incorporated into this Item 1.01 by reference. A copy of the amendment to the Service Agreement is attached to this report as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

Exhibit No.	Description
10.1*	Service Agreement dated March 1, 2005 between Connetics Corporation and Ventiv Pharma Services, LLC (incorporated by reference to Exhibit 10.1 to Connetics’ Quarterly Report on Form 10-Q for the period ended March 31, 2005, filed with the Securities and Exchange Commission on May 10, 2005 (Commission File No. 0-27406))

10.2**	First Amendment to Service Agreement dated December 30, 2005 between Connetics Corporation and Ventiv Commercial Services, LLC
*Connetics has requested and the SEC has granted confidential treatment for certain portions of this Exhibit.
**Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: January 6, 2006

EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Service Agreement dated March 1, 2005 between Connetics Corporation and Ventiv Pharma Services, LLC (incorporated by reference to Exhibit 10.1 to Connetics’ Quarterly Report on Form 10-Q for the period ended March 31, 2005, filed with the Securities and Exchange Commission on May 10, 2005 (Commission File No. 0-27406))

10.2**	First Amendment to Service Agreement dated December 30, 2005 between Connetics Corporation and Ventiv Commercial Services, LLC
*Connetics has requested and the SEC has granted confidential treatment for certain portions of this Exhibit.
**Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.